                                                                      EXHIBIT 21
                                                                     Page 1 of 4

                           HOST MARRIOTT CORPORATION

                                  SUBSIDIARIES

  1) Camelback Inn Associates Limited Partnership
  2) Hanover Hotel Acquisition Corporation
  3) HMC AP GP, Inc.
  4) HMC AP GP LLC
  5) HMC Atlanta Marquis Corporation
  6) HMC BN Corporation
  7) HMC Charlotte GP, Inc.
  8) HMC Charlotte GP LLC
  9) HMC Gateway, Inc.
 10) HMC MHP II, Inc.
 11) HMC Toronto Airport GP, Inc.
 12) HMC Toronto Airport GP LLC
 13) HMC Toronto EC GP, Inc.
 14) HMC Toronto EC GP LLC
 15) Host Marriott Financial Trust
 16) Host Marriott, L.P.
 17) Hotel Properties Management Inc.
 18) Marriott Hanover Hotel Corporation
 19) Marriott MDAH One Corporation
 20) Marriott Properties Inc.
 21) Marriott MHP Two Corporation
 22) MHP Acquisition Corporation
 23) MHP II Acquisition Corporation
 24) HMC MHP II LLC
 25) MOHS Corporation
 26) Mutual Benefit/Marriott Hotel Associates I, L.P.
 27) Philadelphia Airport Hotel Corporation
 28) Philadelphia Market Street Hotel Corporation
 29) S.D. Hotels, Inc.
 30) Airport Hotels LLC
 31) Host of Boston, Ltd.
 32) Host of Houston, Ltd.
 33) Host of Houston 1979
 34) Chesapeake Financial Services LLC
 35) CHLP Finance LP
 36) City Center Interstate Partnership LLC
 37) Host/Interstate Partnership, L.P.
 38) Deerfield Capital Trust
 39) Farrell's Ice Cream Parlor Restaurants LLC
 40) HMC Amelia I LLC
 41) HMC Amelia II LLC
 42) Ameliatel
 43) HMC Atlanta LLC
 44) Atlanta Marriott Marquis II L.P.
 45) Ivy Street Hotel L.P.
 46) HMA-GP LLC
 47) HMA Realty L.P.

                                                                      EXHIBIT 21
                                                                     Page 2 of 4

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

 48) Ivy Street MPF LLC
 49) HMC Burlingame LLC
 50) HMC Burlingame II LLC
 51) HTKG Development Associates, L.P.
 52) HMC California Leasing LLC
 53) HMC Cambridge LLC
 54) HMC Capital LLC
 55) HMC Capital Resources LLC
 56) HMC Park Ridge LLC
 57) HMC Park Ridge II LLC
 58) HMC Park Ridge LP
 59) HMC Partnership Holdings LLC
 60) HMC/Interstate Ontario, L.P.
 61) Host Park Ridge LLC
 62) HMC Suites LLC
 63) Marriott Suites L.P.
 64) PRM LLC
 65) Wellsford Park Ridge Marriott Hotel L.P.
 66) YBG Associates LLC
 67) HMC Chicago LLC
 68) Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P.
 69) HMC Desert LLC
 70) Desert Springs Marriott L.P.
 71) HMC DSM LLC
 72) DS Hotel LLC
 73) HMC Diversified LLC
 74) Marriott Diversified American Hotels, L.P.
 75) HMC East Side II LLC
 76) HMC East Side LLC
 77) East Side Hotel Associates, L.P.
 78) HMC Gateway LLC
 79) HMC Grand LLC
 80) HMC Hanover LLC
 81) Hanover Marriott L.P.
 82) HMC Hartford LLC
 83) HMC/RGI Hartford, L.P.
 84) HMC Hotel Development LLC
 85) HMC HT LLC
 86) HMC IHP Holdings LLC
 87) IHP Holdings Partnership, L.P.
 88) HMC Manhattan Beach LLC
 89) HMC/Interstate Manhattan Beach L.P.
 90) HMC Market Street LLC
 91) New Market Street L.P.
 92) Philadelphia Market Street Marriott Hotel L.P.
 93) HMC Mexpark LLC
 94) HMC Polanco LLC

                                                                      EXHIBIT 21
                                                                     Page 3 of 4

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

  95) HMC NGL LLC
  96) HMC OLS I LLC
  97) HMC OLS I L.P.
  98) HMC OLS II L.P.
  99) HMC OP BN LLC
 100) HMC Pacific Gateway LLC
 101) Pacific Gateway Ltd.
 102) Marina Hotel LLC
 103) San Diego HMC Marina LLC
 104) HMC Potomac LLC
 105) Potomac Hotel L.P.
 106) HMC Properties I LLC
 107) Marriott Hotel Properties L.P.
 108) Lauderdale Beach Association
 109) HMC Properties II LLC
 110) HMC Properties II LLC
 111) HMC MHP II LLC
 112) Marriott Hotel Properties II L.P.
 113) Santa Clara Marriott Hotel L.P.
 114) HMC Reston LLC
 115) HMC Retirement Properties LLC
 116) HMC Retirement Properties L.P.
 117) HMH Marina LLC
 118) HMC RTZ Loan I LLC
 119) HMC RTZ Loan II LLC
 120) HMC RTZ Loan L.P.
 121) HMC RTZ II LLC
 122) RAJ Boston Associates
 123) HMC Seattle LLC
 124) HMC SFO LLC
 125) HMC Swiss Holdings LLC
 126) BRE/Swiss LLC
 127) HMC Waterford LLC
 128) HMC/Interstate Waterford
 129) HMH General Partner Holdings LLC
 130) HMH HPT Courtyard LLC
 131) HMH HPT Residence Inn LLC
 132) HMH Norfolk LLC
 133) HMH Norfolk L.P.
 134) HMH Pentagon LLC
 135) HMH Restaurants LLC
 136) HMH Rivers LLC
 137) HMH Rivers, L.P.
 138) HMH WTC LLC
 139) HMP Capital Ventures LLC
 140) HMP Financial Services LLC
 141) Host La Jolla LLC

                                                                      EXHIBIT 21
                                                                     Page 4 of 4

                           HOST MARRIOTT CORPORATION

                           SUBSIDIARIES--(Continued)

 142) City Center Hotel L.P.
 143) Times Square LLC
 144) Ivy Street LLC
 145) Market Street HMC LLC
 146) HMC Desert Springs LLC
 147) MDSM Finance LLC
 148) MFR of Illinois LLC
 149) MFR of Vermont LLC
 150) MFR of Wisconsin LLC
 151) HMC HPP LLC
 152) HMC Partnership Properties LLC
 153) HMC Marquis LLC
 154) HMC PLP LLC
 155) Chesapeake Hotel L.P.
 156) HMC SBM Two LLC
 157) Philadelphia Airport Hotel LLC
 158) Philadelphia Airport Hotel L.P.
 159) PM Financial LLC
 160) PM Financial LP
 161) Saga Property Leasing LLC
 162) Saga Restaurants LLC
 163) Santa Clara HMC LLC
 164) S.D. Hotels LLC
 165) Times Square GP LLC
 166) Times Square Marquis Hotel L.P.
 167) HMC AP LP
 168) HMC AP Canada Company
 169) HMC Charlotte LP
 170) HMC Charlotte (Calgary) Company
 171) Calgary Charlotte Holdings Company
 172) HMC Grace (Calgary) Company
 173) Calgary Charlotte Partnership
 174) HMC Toronto Airport LP
 175) HMC Toronto Air Company
 176) HMC Toronto EC LP
 177) HMC Toronto EC Company
 178) Ivy Street NPF LLC
 179) Durbin LLC
 180) HMC MHP II, Inc.